Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Atlantic International does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. Consistent with its annual compensation cycle, the Compensation Committee has granted annual equity awards to its directors, and might grant annual equity awards to its executive officers in the future. The timing of any equity grants to directors or executive officers in connection with new hires or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment effective date). As a result, in all cases, the timing of grants of equity awards, including stock options or RSUs, occurs independent of the release of any material nonpublic information, and Atlantic does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

Additionally, and as disclosed above, pursuant to his board of directors agreement with the Company dated April 15, 2024, Mr. Prateek Gattani, our Chairman of the Board, received 1,300,000 RSUs, as part of his director compensation, which vested upon the date of grant and will expire five years from the date of issue. Additionally, 161,290 RSUs were granted to each of Jeffrey Kurtz, David Solimine and David Pfeffer upon completion of the Lyneer Merger as director fees that vest equally monthly over one year.

MNPI Disclosure Timed for Compensation Value	false